GUARANTY OF ACCOUNT


        This GUARANTY OF ACCOUNT ("Agreement") is entered into as of the _____ day of December, 2001, by and among Prudential Securities Incorporated ("Prudential"), Haig S. Bagerdjian ("Guarantor") and R. Luke Stefanko ("Client").

                                    RECITALS

        A.  Client  has  a  margin  account  with  Prudential,   account  number
OEO-343473 (the "Guaranteed Account"). Client is currently indebted to Prudential under the Guaranteed Account in the amount of $932,343.26. Currently held in the Guaranteed Account are 1,594,166 shares of the Common Stock of Point.360. Point.360 Common Stock ("Point.360 Stock") closed at $0.68 per share on December 4, 2001.

        B. Guarantor is willing to guaranty Client's indebtedness to Prudential under the Guaranteed Account, on the terms set forth in this Agreement.

        ACCORDINGLY, based on the foregoing and the mutual covenants set forth below, the parties hereby agree as follows:

                                    AGREEMENT

1. Opening of New Account. Guarantor will open a new account with Prudential ("Guarantor's Account"), and will deposit into such account 30,000 shares of the Common Stock of Syncor International Corporation ("Syncor"). Syncor Common Stock ("Syncor Stock") closed at $26.90 per share on December 4, 2001.

2. Transfers to Guarantor's Account. Immediately following the execution of this Agreement, Client will transfer from the Guaranteed Account to the Guarantor's Account, 25,000 shares of Point.360 Stock. In addition, so long as the guaranty established pursuant to this Agreement is in effect, each month Client will transfer from the Guaranteed Account to the Guarantor's Account, an additional number of shares of Point.360 Stock, based on the following formula (or the maximum number of shares allowed by law, whichever is less):

                                N = (D x 1%) / P

where N is the number of shares transferable for a particular month; D is the amount of Client's indebtedness (principal and interest) to Prudential under the Guaranteed Account outstanding at the end of such month; and P is the average last trade price of a share of Point.360 Stock measured over the last ten consecutive trading days of such month. The monthly transfers will be effected within seven days after the end of each month. The transfers provided for this
Section 2 shall be authorized by Client and Guarantor by written instruction to Prudential, and Prudential hereby consents to such transfers; provided, however, that Prudential shall have no duty or obligation whatsoever of any kind or character for monitoring or complying with the formula set forth above. The transfers provided for in this Section 2 shall not require any payment from Guarantor to Client.

3. Guaranty. Guarantor hereby guarantees Client's indebtedness to Prudential under the Guaranteed Account, on the terms set forth in this Agreement; provided, however, that (i) Guarantor's liability to Prudential under this Agreement shall not exceed the value of, and shall be satisfied solely from, the securities and any cash held in Guarantor's Account; and (ii) if the securities and any cash held in Guarantor's Account are insufficient to satisfy Client's indebtedness to Prudential under the Guaranteed Account, Guarantor shall not be liable to Prudential for any deficiency.

4. Sales of Securities by Prudential. Subject to Section 5 of this Agreement, Prudential shall have the right, from time to time, to sell any and all securities held in the Guarantor's Account, to satisfy Client's indebtedness to Prudential under the Guaranteed Account.

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

5. Limitations on Right of Sale. Prudential shall not sell securities held in either the Guaranteed Account or the Guarantor's Account so long as, or if sales by Prudential have commenced, Prudential shall cease selling securities from either account as soon as, the price of Point.360 Stock is greater than or equal to $0.60 per share and the price of Syncor Stock is greater than or equal to $26.50 per share. If the price of Point.360 Stock falls below $0.60 per share, or if the price of Syncor Stock falls below $26.50 per share, no sales of securities from either the Guaranteed Account or the Guarantor's Account will be made by Prudential if, (a) after notice to Guarantor as provided in Section 6, Guarantor deposits sufficient additional cash or securities in the Guarantor's Account such that the resulting value of cash and securities in Guarantor's Account is at least equal to what the value would have been prior to the deposit of additional cash or securities if the price of Point.360 Stock was $0.60 per share and the price of Syncor Stock was $26.50 per share, or (b) the value of cash and securities in Guarantor's Account is at least equal to what the value would be if the price of Point.360 Stock was $0.60 per share and the price of Syncor Stock was $26.50 per share. Any sales of securities by Prudential from either the Guaranteed Account or the Guarantor's Account must be made in the following order: first, all securities held in the Guaranteed Account must be sold; second, all Point.360 Stock held in Guarantor's Account must be sold; and last, Syncor Stock held in Guarantor's Account may be sold. Share prices referenced in this Agreement refer to actual sales prices, and not bid or ask prices.

6. Notice to Guarantor. Before Prudential may sell securities from either the Guaranteed Account or the Guarantor's Account, Prudential shall first provide Guarantor with at least 24 hours notice, by telephone (or voicemail) to (818) 535-5065 or by facsimile to (323) 957-2297, of its intent to sell securities unless Guarantor deposits additional cash or securities in Guarantor's Account as provided in Section 5.

7. Restrictions on Transfers from Guarantor's Account. If and for so long as either the price of Point.360 Stock is less than $0.70 per share or the price of Syncor Stock is less than $26.50 per share, Guarantor shall not withdraw or transfer any cash or securities from Guarantor's Account.

8. Restrictions on Transfers from Guaranteed Account. Client agrees that he shall not, and Prudential agrees that it shall not permit Client to, withdraw or transfer any cash or securities from the Guaranteed Account without the prior written approval of Guarantor, other than transfers permitted by Sections 2 and 5.

9. Restrictions on Additional Indebtedness; Etc. Client agrees that he shall not, and Prudential agrees that it shall not permit Client to, incur additional indebtedness under the Guaranteed Account (other than interest on the current indebtedness) without the prior written approval of Guarantor. Prudential will permit Client to grant a security interest to Guarantor in Client's assets, including without limitation all shares of Point.360 Stock owned by Client, provided that any such security interest in Point.360 Stock owned by Client will be subordinate to Prudential's interest in such shares. Prudential will not authorize or consent to Client's grant of any other security interest in the Point.360 Stock owned by Client, without the prior written approval of Guarantor.

10. Account Statements. Prudential shall provide Guarantor with copies of all account statements, notices and other materials that Prudential provides to Client in connection with the Guaranteed Account, at the same time as such statements, notices and other materials are provided to Client. Such statements, notices and other materials shall be provided to Guarantor at: 14410 Mulholland Drive, Bel Air, California 90077.

11. Client's Liability to Guarantor. If any cash or securities in Guarantor's Account, other than shares of Point.360 Stock, are used by Prudential to satisfy Client's indebtedness to Prudential, Client shall reimburse Guarantor for his loss. For purposes of valuing Guarantor's loss, the price of any securities owned by Guarantor which are sold to satisfy Client's indebtedness shall be valued at the gross sales price.

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

12. Client's Obligation for Attorneys' Fees. Client shall reimburse Guarantor for actual attorneys' fees and costs incurred by Guarantor in connection with the transactions contemplated by this Agreement and that certain Term Sheet dated September 21, 2001.

13. Representations and Warranties. Each party represents and warrants that the execution and delivery by such party of this Agreement do not, and the performance by such party of his or its obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to such party; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which such party is a party or by which such party is or may be bound. Each party further represents and warrants that: (a) such party has the unrestricted right and authority to enter into and perform this Agreement without obtaining the consent of any other person or entity; and (b) this Agreement is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

14. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other parties; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

15. Assignment. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives.

16. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

17. Governing Law. This Agreement will be governed by the laws of the State of New York without regard to choice or conflicts of laws principles.

18. Section Headings; Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Forms of the word "including" mean "including without limitation." Any reference to "days" means calendar days and not business days unless expressly stated otherwise.

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

19. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision contained herein and the Agreement will be construed as if the invalid or unenforceable provision were omitted. Furthermore, any determination that a provision is deemed to be invalid or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

21. Attorneys' Fees. The prevailing party in any suit, arbitration or other proceeding brought to enforce any provisions of this Agreement, or brought to resolve any dispute concerning this Agreement, shall be entitled to all costs and expenses incurred in such proceeding, including actual attorneys' fees at the rates usually charged by such party's attorneys.

22. Arbitration. Any controversy involving Prudential arising out of or relating to the Guaranteed Account or the Guarantor's Account or to this Agreement or the breach of this Agreement shall be settled by arbitration before either the New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. ("NASD") or any other self-regulatory organization of which Prudential is a member as Guarantor may elect and under the then-existing arbitration procedures of the forum Guarantor has elected. If Guarantor does not make such election by certified mail addressed to Prudential at One Seaport Plaza, New York, New York 10292 within five days after demand by Prudential that Guarantor make such election, then Prudential may make such election. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding anything in this Section 22 to the contrary, any party shall be entitled to bring an action for injunctive relief, including an action to enjoin any conduct prohibited by this Agreement, in a court of competent jurisdiction without first submitting to arbitration. Any controversy that does not involve Prudential (i.e., a controversy solely between the Client and the Guarantor) shall not be settled by arbitration before the NYSE, NASD or other self-regulatory organization of which Prudential is a member.

23. Additional Documentation. The Client and the Guarantor will cooperate in providing any and all documentation, consistent with this Agreement, which Prudential deems necessary to the performance of the terms and conditions of this Agreement, including but not limited to any stock powers required to facilitate the clearance of stock held in safekeeping.

24. No Abridgement. The Client and the Guarantor understand and acknowledge that this Agreement supplements any other client agreement(s) with Prudential and in no way is this Agreement intended to abridge any rights that Prudential might otherwise have that are consistent with this Agreement; provided that in the event of a conflict between this Agreement and any other agreement, the provisions of this Agreement shall control.

25. Certain Limitations. This Agreement does not create any obligation or duty of Prudential except for what is expressly set forth herein. Furthermore, nothing in this Agreement shall impose or create any obligation or duties upon Prudential greater than or in addition to the customary and usual obligations and duties of Prudential to the Client or Guarantor set out in the client agreement(s), other than those duties or obligations that are specifically enumerated herein. Prudential is entitled to charge its normal fees including, but not limited to, commissions in connection with any transaction done in or with regard to the Guaranteed Account or the Guarantor's Account. Prudential has no liability to the Client or the Guarantor with respect to their accounts except to perform in accordance with the terms of this Agreement, any applicable laws, rules and regulations, and the terms of any other applicable agreements.

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

26. Court Action. If either the Guaranteed Account or the Guarantor's Account shall be attached, garnished or levied upon under an order of court, or delivery of the contents of either account shall be stayed or enjoined by an order of court or any writ, order, judgment or decree made or entered by any court (collectively, a "Court Action"), then, provided that any such Court Action was not a result of action taken by Prudential in violation of this Agreement or in an effort to circumvent the provisions of this Agreement, (a) Prudential is expressly authorized in its sole discretion and before giving reasonable notice to the Client or the Guarantor, to obey and comply with said orders, writs, judgments or decrees so entered or issued, whether with or without jurisdiction, and (b) Prudential shall incur no liability whatsoever to the Client or the Guarantor for its compliance with said orders, writs, judgments or decrees even if they are subsequently reversed, modified, annulled, set aside or vacated.

27. Indemnification. The Client and the Guarantor hereby agree to indemnify and hold harmless Prudential, its affiliates, officers, agents and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages including, without limitation, any and all court costs, reasonable attorneys' fees and other expenses, that may result by reason of Prudential, its affiliates, officers and/or employees acting on or complying with any instructions given unilaterally by the Client or the Guarantor pursuant to the terms of Section 2 of this Agreement. This indemnification shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this GUARANTY OF ACCOUNT as of the date first above written.

                                     Client:


                                     /s/ R. Luke Stefanko
                                     --------------------
                                     R. LUKE STEFANKO


                                     Guarantor:


                                     /s/ Haig S. Bagerdjian
                                     ----------------------
                                     HAIG S. BAGERDJIAN


                                     Prudential:

                                     PRUDENTIAL SECURITIES INCORPORATED

                                     By:    /s/ Prudential Securities, Inc.
                                            -------------------------------
                                     Name:
                                            -------------------------------
                                     Title:
                                            -------------------------------



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